#4130479 Exhibit 10.1 AGREEMENT AND AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT This Agreement and Amendment No. 2 to Amended and Restated Credit Agreement (this “Agreement”) dated as of July 27, 2012 (the “Effective Date”) is among Forum Energy Technologies, Inc. (the “Borrower”), the Guarantors, the Lenders (as defined below), the Issuing Lenders (as defined below), and Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”). RECITALS A. The Borrower, the Administrative Agent, the issuing lenders party thereto from time to time (the “Issuing Lenders”), the lenders party thereto from time to time (the “Lenders”) and Wells Fargo Bank, National Association, as the swing line lender, are parties to that certain Amended and Restated Credit Agreement dated as of October 4, 2011, as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement dated as of March 27, 2012 (as so amended, the “Credit Agreement”; the defined terms of which are used herein unless otherwise defined herein). B. In order to reduce administrative and statutory audit costs and achieve structural and operational efficiency, the Credit Parties intend to take certain restructuring actions and make certain intercompany investments, including the following: (i) TGH (UK) Ltd, a wholly owned Foreign Subsidiary, will change its name to FET Global Holdings Limited and become a holding company for certain Foreign Subsidiaries (“Foreign Holdco”), (ii) Forum International Holdings, Inc., a Delaware corporation and a wholly owned Domestic Subsidiary, will be converted into a Delaware limited liability company (after such conversion, “FIHI”) and subsequent to such conversion FET Holdings, LLC will contribute 100% of the Equity Interests issued by FIHI to Foreign Holdco (the “FIHI Contribution”), (iii) FIHI, as a limited liability company, will be a pass-through entity for tax purposes and therefore, subsequent to the FIHI Contribution, FIHI will become a Foreign Subsidiary notwithstanding its formation under Delaware law, and (iv) a Foreign Subsidiary formed under the laws of Luxemburg (“Foreign Finance Sub”) will act as intercompany creditor to other Foreign Subsidiaries for cash management purposes and the Borrower will indirectly contribute that certain Amended and Restated Intercompany Note dated as of October 4, 2011 made by certain Foreign Subsidiaries in favor of the Borrower (the “Intercompany Note”) to the Foreign Finance Sub (the “Note Contribution”). C. In order to effect the transactions described above and to efficiently manage its foreign operations, the Borrower has requested that the Credit Agreement be amended to (i) permit the FIHI Contribution, (ii) permit the Note Contribution, (iii) increase the unsecured Debt basket under Section 6.1(q), and (iv) permit Investments and Debt solely among Foreign Restricted Subsidiaries, each as set forth below. D. The Borrower has also requested that the Administrative Agent and the Lenders (i) release FIHI as Guarantor under the Guaranty, (ii) release all assets of FIHI from the Liens granted to the Administrative Agent under the Security Documents, (iii) release all Equity Interests issued by FIHI from the Liens granted to the Administrative Agent under the Security Documents, (iv) release the Intercompany Note from the Liens granted to the Administrative Agent under the Security Documents, and (v) make certain other amendments to the Credit Agreement, each as set forth below.

-2- #4130479 THEREFORE, the Borrower, the Guarantors, the Administrative Agent, the Issuing Lenders, and the Lenders hereby agree as follows: Section 1. Defined Terms; Other Definitional Provisions. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary. Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified. The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term “including” means “including, without limitation,”. Paragraph headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement. Section 2. Amendments to Credit Agreement. (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Investment” in its entirety and replacing it with the following: “Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of capital stock or other securities of another Person, (b) a loan, advance or capital contribution to, or purchase or other acquisition of any Debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment. (b) Section 1.1 of the Credit Agreement is hereby further amended by adding the following new defined term to appear in alphabetical order therein: “Amendment No. 2” means that certain Agreement and Amendment No. 2 dated as of July 27, 2012 among the Borrower, the Guarantors, and the other parties hereto which amends this Agreement. (c) Section 6.1 of the Credit Agreement is hereby amended by replacing clause (d) found therein in its entirety with the following: (d) intercompany Debt incurred by any First Tier Foreign Restricted Subsidiary and owing to the Borrower or to any Wholly-Owned Domestic Restricted Subsidiary; provided that, (A) such Debt is evidenced by a note and (B) the Administrative Agent shall have an Acceptable Security Interest in such note and the receivable evidenced thereby; and (ii) intercompany Debt incurred by any Foreign Restricted Subsidiary and owing to any other Foreign Restricted Subsidiary; (d) Section 6.1 of the Credit Agreement is hereby amended by replacing clause (i) found therein in its entirety with the following:

-3- #4130479 (i) a guaranty of Debt so long as such underlying Debt is otherwise permitted under this Section 6.1; (e) Section 6.1 of the Credit Agreement is hereby further amended by replacing the amount “$35,000,000” found in clause (q) thereof with the amount “$50,000,000”. (f) Section 6.3 of the Credit Agreement is hereby amended by replacing clause (j) found therein in its entirety with the following: (j) (i) the FIHI Contribution (as defined in Amendment No. 2), (ii) the Note Contribution (as defined in Amendment No. 2) and (iii) Investments made by any Foreign Restricted Subsidiary in or to any other Foreign Restricted Subsidiary; Section 3. Representations and Warranties. Each Credit Party represents and warrants that: (a) the representations and warranties contained in the Credit Agreement, as amended hereby, and the representations and warranties contained in the other Credit Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the Effective Date as if made on as and as of such date except to the extent that any such representation or warranty which by its terms is made as of a specified date, in which case such representation or warranty is true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such specified date; (b) no Default has occurred and is continuing; (c) the execution, delivery and performance of this Agreement are within the corporate, partnership, or limited liability company power, as applicable, and authority of such Credit Party and have been duly authorized by appropriate governing action and proceedings; (d) this Agreement constitutes the legal, valid, and binding obligation of such Credit Party enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement; and (f) except as released pursuant to Section 7 below, the Liens under the Security Documents are valid and subsisting and secure the Secured Obligations. Section 4. Conditions to Effectiveness. This Agreement shall become effective on the Effective Date and enforceable against the parties hereto upon the receipt by the Administrative Agent of this Agreement duly executed by the Borrower, the Guarantors, the Administrative Agent and the Majority Lenders. Section 5. Acknowledgments and Agreements. (a) Borrower acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms and Borrower waives any defense, offset, counterclaim or recoupment with respect thereto. (b) Borrower, Administrative Agent, each Issuing Lender and each Lender does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect, and, except as set forth in Section 7 below with regard to FIHI, the Borrower and the Guarantors acknowledge and agree that their respective liabilities and obligations under the Credit Agreement, as amended hereby, and the Guaranty, are not impaired in any respect by this Agreement.

-4- #4130479 (c) From and after the Effective Date, all references to the Credit Agreement and the Credit Documents shall mean the Credit Agreement and such Credit Documents as amended by this Agreement. (d) This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement shall be a Default or Event of Default, as applicable, under the Credit Agreement. Section 6. Reaffirmation of the Guaranty. Except as set forth in Section 7 below with regard to FIHI, each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement, the Notes or any of the other Credit Documents. Section 7. Guaranty and Lien Releases. Effective as of date the FIHI Contribution is made (a) the obligations of FIHI under the Guaranty and under each other Credit Document are hereby released, terminated and no longer of any force and effect (except for those obligations that expressly survive the termination of the applicable Credit Document and release of any Lien created thereby) and FIHI shall no longer be a “Guarantor” or a “Grantor” thereunder (except as to those obligations that expressly survive the termination of the applicable Credit Document and release of any Lien created thereby), and (b) all assets of FIHI which constitute Collateral and all Equity Interests issued by FIHI which constitute Collateral are hereby released from the Liens created under the Security Documents. Effective as of the date the Note Contribution is made, the Intercompany Note is released from the Liens created under the Security Documents. The Administrative Agent shall, upon the reasonable request of the Borrower and at the sole cost and expense of the Borrower, return the original Intercompany Note and execute and deliver such UCC-3 termination statements, releases of security interests and other instruments, in each case in proper form of recording, as the Borrower shall reasonably request to evidence the release expressly contemplated herein. It is understood and agreed that the releases provided in this Section 7 (i) are expressly made conditioned upon the occurrence of the FIHI Contribution and the Note Contribution (as applicable), (ii) shall not release any Guarantor other than FIHI as expressly provided above, and (iii) as to the Liens created under the Security Documents, are partial releases only which are expressly limited to the assets described above in this Section 7 and shall not release any other assets of any other Credit Party from the Liens created under the Credit Documents. Section 8. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Agreement may be executed by facsimile signature and all such signatures shall be effective as originals. Section 9. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement. Section 10. Invalidity. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

-5- #4130479 Section 11. Governing Law. This Agreement shall be deemed a contract under, and shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, applicable to contracts made and to be performed entirely within such state, including without regard to conflicts of laws principles (other than Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York). Section 12. Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AGREEMENT, THE NOTES, AND THE OTHER CREDIT DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO. [The remainder of this page has been left blank intentionally.]

Signature Page to Agreement and Amendment No. 2 to Amended and Restated Credit Agreement (Forum Energy Technologies, Inc.) #4130479 EXECUTED to be effective as of the date first above written. BORROWER: FORUM ENERGY TECHNOLOGIES, INC. By: /s/ James W. Harris Name: James W. Harris Title: Senior Vice President and Chief Financial Officer GUARANTORS: AMC TORQUE SOLUTIONS, INC. CANNON SERVICES, LLC DAVIS-LYNCH, LLC FET HOLDINGS, LLC FORUM ENERGY SERVICES, INC. FORUM INTERNATIONAL HOLDINGS, INC. FORUM US, INC. PHOINIX GLOBAL, LLC SUBSEA SERVICES INTERNATIONAL, INC. SVP PRODUCTS, INC. TGH (US) INC. By: /s/ James W. Harris Name: James W. Harris Title: Vice President GLOBAL FLOW TECHNOLOGIES, INC. Z EXPLORATIONS, INC. Z RESOURCES, INC. ZY-TECH GLOBAL INDUSTRIES, INC. By: /s/ Harry Hernandez Name: Harry Hernandez Title: Secretary

Signature Page to Agreement and Amendment No. 2 to Amended and Restated Credit Agreement (Forum Energy Technologies, Inc.) #4130479 ADMINISTRATIVE AGENT/LENDERS: WELLS FARGO BANK, NATIONAL ASSOCIATION as Administrative Agent, Swing Line Lender, Issuing Lender, and Lender By: /s/ Robert Corder Name: Robert Corder Title: Director

Signature Page to Agreement and Amendment No. 2 to Amended and Restated Credit Agreement (Forum Energy Technologies, Inc.) #4130479 JPMORGAN CHASE BANK, N.A. as an Issuing Lender, a Revolving Lender and a Term Lender By: /s/ Thomas Okamoto Name: Thomas Okamoto Title: Authorized Officer

Signature Page to Agreement and Amendment No. 2 to Amended and Restated Credit Agreement (Forum Energy Technologies, Inc.) #4130479 BANK OF AMERICA, N.A. as an Issuing Lender, a Revolving Lender and a Term Lender By: /s/ Julie Castano Name: Julie Castano Title: Vice President

Signature Page to Agreement and Amendment No. 2 to Amended and Restated Credit Agreement (Forum Energy Technologies, Inc.) #4130479 CITIBANK, N.A. as a Revolving Lender and a Term Lender By: /s/ John F. Miller Name: John F. Miller Title: Attorney-in-Fact

Signature Page to Agreement and Amendment No. 2 to Amended and Restated Credit Agreement (Forum Energy Technologies, Inc.) #4130479 DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Revolving Lender and a Term Lender By: /s/ Michael Getz Name: Michael Getz Title: Vice President By: /s/ Erin Morrissey Name: Erin Morrissey Title: Director

Signature Page to Agreement and Amendment No. 2 to Amended and Restated Credit Agreement (Forum Energy Technologies, Inc.) #4130479 AMEGY BANK NATIONAL ASSOCIATION as a Revolving Lender and a Term Lender By: /s/ Brad Ellis Name: Brad Ellis Title: Senior Vice President

Signature Page to Agreement and Amendment No. 2 to Amended and Restated Credit Agreement (Forum Energy Technologies, Inc.) #4130479 HSBC BANK USA, N.A. as a Revolving Lender and a Term Lender By: /s/ Bruce Robinson Name: Bruce Robinson Title: Vice President

Signature Page to Agreement and Amendment No. 2 to Amended and Restated Credit Agreement (Forum Energy Technologies, Inc.) #4130479 CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Revolving Lender and a Term Lender By: /s/ Mikhail Faybusovich Name: Mikhail Faybusovich Title: Director By: /s/ Vipul Dhadda Name: Vipul Dhadda Title: Associate

Signature Page to Agreement and Amendment No. 2 to Amended and Restated Credit Agreement (Forum Energy Technologies, Inc.) #4130479 COMERICA BANK, as a Revolving Lender and a Term Lender By: /s/ David Balderach Name: David Balderach Title: Senior Vice President